<on Country Investors letterhead>

August 27, 2007



As a valued customer, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Variable Universal Life Insurance Policy or Variable Annuity from COUNTRY Investors Life Assurance Company.

These reports provide an update on each portfolios investment holdings and financial information as of June 30, 2007. The performance information shown in the semi-annual reports does not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your COUNTRY registered representative.

If you would like to receive your prospectus, annual and semi-annual reports on CD-ROM, please call 888-349-4658.


We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company




















LCI

<on Country Investors letterhead>

August 27, 2007



As a valued customer, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your Variable Universal Life Insurance Policy or Variable Annuity from COUNTRY Investors Life Assurance Company. These reports provide an update on each portfolios investment holdings and financial information as of June 30, 2007.

The performance information shown in the semi-annual reports does not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting our Variable Product Service Center in writing at the address listed below or by calling us toll-free at 1-888-349-4658.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your COUNTRY registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company















LCI-CD